UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 September 1, 2006

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.     Other Events
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          As of August 31, 2006, preliminary assets under management totaled $3.066 billion. Following is a summary as of August 31, 2006 (in millions):

				         Equity    Fixed Income	    Total
Individually Managed Accounts 	       $  606.0	     $ 129.4      $  735.4
Mutual Funds (including sub-advised)    2,061.5	       106.3       2,167.8
Private Investment Funds	   	  162.4          0.0         162.4
                                        -------       ------       -------
Total			       	        2,829.9	       235.7       3,065.6


Investment Strategy
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Small Cap		        $  537.1
Small Cap (exluding Micro-Cap)     128.5
Small-Mid Cap			   103.2
Large Cap			   590.5
Select				   191.6
Long-Short		         1,247.0
Financial Long-Short		    29.5
Strategic Income		   172.7
Other Fixed Income		    60.4
Other				     5.1
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Total			         3,065.6


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: September 1, 2006	                     By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                             Officer and Secretary